UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2021 (April 23, 2021)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 5.03 Amendments to Memorandum of Association and Articles of Association.

On April 23, 2021, in connection with the Shareholder Meeting (defined as below), Alberton Acquisition Corporation (the “Company”) filed with the Registrar of the British Virgin Islands to the Company’s Amended and Restated Memorandum of Association and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2021, the Company held its special meeting in lieu of the 2020 annual meeting of the shareholders (the “Shareholder Meeting”). At the Shareholder Meeting, the Company’s shareholders voted on three proposals, each of which is described in more details in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2021, as supplemented on April 15, 2021 (the “Proxy Statement”). At the beginning of the Special Meeting, there were 3,681,659 ordinary shares in person or by proxy, which represented 79.77% of the voting power of the ordinary shares entitled to vote at the Special Meeting, which constituted a quorum for the transaction of business. As a result, the proposal to adjourn the meeting was no longer applicable.

At the Special Meeting, the following proposal were voted on and approved:

●	To amend the Company’s memorandum and articles of association (as may amended from time to time, the “M&A”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 26, 2021 (the “Current Termination Date”) to October 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the M&A t to include an additional regulation 47.15 in the Articles of Association.

For	Against	Abstain
3,407,328	4,656	0

●	To re-elect each of the five directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2021 annual meeting of shareholders; and

Election of Directors	For	Withheld	Broker Non-Vote
Guan Wang	3,398,742	13,242	269,675
Keqing (Kevin) Liu	3,396,642	15,342	269,675
William Walter Young	3,409,612	2,372	269,675
Qing S. Huang	3,409,812	2,172	269,675
Peng Gao	3,399,037	12,947	269,675

●	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

For	Against	Abstain
3,676,950	1,895	2,814

In connection with the extension, shareholders holding 135,069 public shares exercised their right to redeem such public shares for a pro rata portion of fund held in the Trust Account.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Memorandum of Association and Articles of Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2021

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer

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